UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 14, 2006 — March 10, 2006
(Date of Report - Date of earliest event reported)

TRONOX INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-32669	20-2868245
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Robert S. Kerr Avenue
Oklahoma City, Oklahoma	73102
(Address of principal executive offices)	(Zip Code)

(405) 775-5000
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Robert M. Wohleber, senior vice president and chief financial officer of Kerr-McGee Corporation, and J. Michael Rauh, vice president and controller of Kerr-McGee Corporation, each have notified Tronox Incorporated of their intention to resign from the Company’s Board of Directors effective upon, and subject to, the completion of the distribution by Kerr-McGee Corporation to its stockholders of all shares of Class B Common Stock of Tronox Incorporated that are currently held by Kerr-McGee Corporation, which event Kerr-McGee Corporation has disclosed is expected to occur on or about March 30, 2006.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX INCORPORATED

	By:	(Roger G. Addison)
Roger G. Addison
Vice President, General Counsel and Secretary

Dated: March 14, 2006